Exhibit 99.2

1 1 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Enabling the Autonomous Vehicle Revolution Investor Presentation December 2020

Disclaimer

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Innoviz Technologies Ltd. ("the "Company" or "Innoviz") and Collective Growth Corporation ("Collective Growth") and related transactions (the "Proposed Business Combination") and for no other purpose.

No representations or warranties, express or implied are given in, or respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Innoviz, Collective Growth, Antara Capital LP or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Innoviz or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Innoviz and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Innoviz and Collective Growth, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Innoviz and the markets in which it operates, and Innoviz's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Collective Growth's securities, (ii) the risk that the transaction may not be completed by Collective Growth's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Collective Growth, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of Collective Growth and Innoviz, the satisfaction of the minimum trust account amount following redemptions by Collective Growth's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Innoviz's business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Innoviz and potential difficulties in Innoviz employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Innoviz or against Collective Growth related to the business combination agreement or the proposed transaction, (ix) the ability of Innoviz to list its ordinary shares on the Nasdaq, (x) the price of Innoviz's securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Innoviz plans to operate, variations in performance across competitors, changes in laws and regulations affecting Innoviz's business and changes in the combined capital structure, and (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Collective Growth's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Collective Growth from time to time with the U.S. Securities and Exchange Commission (the "SEC") and the registration statement on Form F-4 and proxy statement/prospectus discussed below. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Innoviz and Collective Growth assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Innoviz nor Collective Growth gives any assurance that either Innoviz or Collective Growth will achieve its expectations.

Additional Information and Where to Find It

This Presentation relates to a proposed transaction between Innoviz and Collective Growth. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Innoviz intends to file a registration statement on Form F-4 that will include a proxy statement of Collective Growth and a prospectus of Innoviz. The proxy statement/prospectus will be sent to all Collective Growth stockholders. Collective Growth and Innoviz also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Collective Growth are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Collective Growth or Innoviz through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Collective Growth may be obtained free of charge from Collective Growth's website at www.collectivegrowthcorp.com or by written request to Collective Growth at Collective Growth Corporation, 1805 West Avenue, Austin, TX 78701 and the documents filed by Innoviz may be obtained free of charge from Innoviz's website at www.innoviz.tech or by written request to Innoviz at Innoviz Technologies Ltd., 2 Amal Street, Rosh HaAin, 4809202, Israel.

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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Disclaimer

Participants in Solicitation
Collective Growth and Innoviz and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Collective Growth's stockholders in connection with the proposed transaction. Information about Collective Growth's directors and executive officers and their ownership of Collective Growth's securities is set forth in Collective Growth's filings with the SEC, including Collective Growth's final prospectus filed with the SEC on May 1, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. You may obtain a free copy of these documents as described in the preceding paragraph.

Industry and Market Data
This presentation has been prepared by Innoviz and Collective Growth and includes market data and other statistical information from sources believed by Innoviz and Collective to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Innoviz or Collective Growth, which in each case are derived from its review of internal sources as well as the independent sources described above. Although Innoviz and Collective Growth believe these sources are reliable, Innoviz and Collective Growth have not independently verified the information and cannot guarantee its accuracy and completeness. Antara Capital LP has not made any verification of the market data and other statistical information included in this presentation.

Financial Information; Non-GAAP Financial Measures
The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by Innoviz with the SEC and the proxy statement/prospectus contained therein. Some of the financial information and data contained in this Presentation, such as EBITDA and free cash flow, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Innoviz and Collective Growth believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Innoviz's financial condition and results of operations. Innoviz's management uses these non-GAAP measure for trend analyses and for budgeting and planning purposes.

Innoviz and Collective Growth believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in comparing Innoviz's financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Innoviz's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Innoviz's audited financial statements, which will be included in the registration statement.

No Offer or Solicitation
This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Use of Projections
Any financial information or projections in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Innoviz's and Collective Growth's control. While such information and projections are necessarily speculative, Innoviz and Collective Growth believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Presentation should not be regarded as an indication that Innoviz or Collective Growth, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.
This Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Innoviz or Collective Growth and is not intended to form the basis of an investment decision in either company. All subsequent written and oral forward-looking statements concerning Innoviz and Collective Growth, the proposed transactions or other matters and attributable to Innoviz and Collective Growth or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Trademarks
This Presentation contains trademarks, service marks, trade names and copyrights of Innoviz, Collective Growth and other companies, which are the property of their respective owners.

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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4 4 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Omer Keilaf Co - founder & Chief Executive Officer › 20+ years of experience in developing complex technologies › Previously held senior management roles in start - ups, and led complex R&D projects › Former senior officer in the Elite Technological Unit of the Intelligence Corps (“Unit 81”) › BSc and MSc in Electrical Engineering and MBA from Tel Aviv University Oren Rosenzweig Co - founder & Chief Business Officer › 20+ years at the intersection of Advanced Technologies, Products and Business › Previously served as a consultant with the Boston Consulting Group advising leading technology companies › Former senior officer in the Elite Technological Unit of the Intelligence Corps (“Unit 81”) › BSc in Electrical Engineering from the Technion and MBA from the University of Chicago Eldar Cegla Chief Financial Officer › 20+ years of senior management roles in various high tech companies › Extensive experience in equity - and debt - financing and managing Finance & Operations departments in technology companies › BSc in Chemistry (Cum Laude) from Tel Aviv University The Innoviz Team Making the Impossible Possible › Previously held senior management roles in start - ups › Former senior officer in the Elite Technological Unit of the Intelligence Corps (“Unit 81”) › BSc in Physics, BSc in Electrical Engineering, MSc in Electro - optical Engineering and MBA from Tel Aviv University Oren Buskila Co - founder & Chief R&D Officer

Antara Capital, Perception Capital Partners and Collective Growth Corp.

Antara Capital



Himanshu Gulati

Founder and Chief Investment Officer

- Founder and CIO, Antara Capital LP, an event driven credit and special situations hedge fund, with over $1 billion of AUM
- Antara takes a partnership approach with management teams to create shareholder value, and has provided creative financing solutions to a number of advanced stage technology companies
- Mr. Gulati has over 18 years of experience as an investment professional specializing in underappreciated assets and complex capital structures in public markets
- BA in Management with a concentration in Finance from Binghamton University

Perception Capital Partners



Scott Honour

Chairman

- 30 years of experience in investing in technology companies
- Managing Partner of Northern Pacific Group. Former Senior Managing Director at The Gores Group and investment banker at UBS Warburg and Donaldson, Lufkin & Jenrette
- BS/BA in Business Administration/Economics from Pepperdine University and MBA from The Wharton School of the University of Pennsylvania



James Sheridan

Chief Executive Officer

- 25 years of operating experience with automotive industry focus
- Held senior procurement positions at Ford Motor Company and led multiple purchasing transformations while at McKinsey
- BA in Economics from the College of the Holy Cross and MBA from Carnegie Mellon University

Collective Growth Corp.



Bruce Linton

Chief Executive Officer

- Founder and former Chairman of Canopy Growth Corporation, where he led over 31 acquisitions and $6 bn of capital raises
- Former CEO and current Co-Chairman of the Board of communications company Martello Technologies Corporation
- Holds a Bachelor’s Degree from Carleton University

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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Transaction Overview

Transaction Structure

- Innoviz to become publicly listed through business combination with Collective Growth Corporation (NASDAQ: CGRO) in a transaction sponsored by Antara Capital LP and Perception Capital Partners LLC
  - CGRO is a publicly listed special purpose acquisition company with over $150m cash held in trust
- Following the targeted closing of the transaction in the first quarter of 2021, the combined company is expected to be listed on NASDAQ under the ticker symbol "INVZ"
- **Innoviz existing shareholders would retain 100% of their equity**
- Innoviz existing shareholders and management would own c.71% of the combined entity post-closing

Valuation & Financing

- Pro forma enterprise value of ~$1.0 billion, implying a 1.8x EV / 2025E revenue multiple, an attractive valuation versus peer averages
- Transaction is expected to provide up to $350 million in gross proceeds comprised of:
  - CGRO's $150m of cash held in trust, assuming no redemption by public shareholders
  - $200 million fully committed ordinary share PIPE at $10.00 per share, led by Antara Capital and includes strategic investments from Magna International, Innoviz's Tier-1 partner, Phoenix Insurance and other institutional investors
- Pro forma for the transaction, Innoviz is expected to have c.$370m cash on balance sheet
- **No additional capital is expected to be required between now and achieving positive cash flow**

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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Company Overview

8 8 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Innoviz at a Glance Global Presence c. 280 Employees Unique Offering InnovizOne Perception Partnerships with Tier 1 Companies and OEM Partners $251 Million Capital Raised 2016 2018 2017 2019 2020 Series A $9 Million Founded InnovizOne Announced Tier 1 Partnership Series B $73 Million Tier 1 Partnership Selection by BMW for Series Production Series C $169 Million Tier 1 Partnership C Samples Production Tier 1 Partnership InnovizTwo Announced

9 9 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Innoviz Was Built Around the Values of “Unit 81” Unparalleled Concentration of Unit 81 Talent › Unit 81 is Israel’s most elite technology unit in the Israeli Defense Forces › Complex technology across multi - disciplinary fields › Uncompromising level of reliability › Unit 81 values of excellence, quality and speed are core to Innoviz › “Making the Impossible Possible” Oren Buskila Co - founder, Chief R&D Officer Oren Rosenzweig Co - founder, Chief Business Officer Omer Keilaf Co - founder, Chief Executive Officer David Elooz Chief Photonics Officer 25% of Innoviz’s R&D Force are alumni of Unit 81 Dozens of companies started by alumni of Unit 81 R&D S&M G&A Operations R&D 72 % c.280 Employees

10 10 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Innoviz Was First To Win An OEM Production Contract For L3 LiDAR › Multi - year development › Hundreds of millions of dollars spent › Hundreds of top engineers › Tens of millions of kilometers driven for validation › Only selected OEMs are able to go through such a long and rigorous process Awarded BMW Series Production Program for multiple vehicle lines

11 11 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. 1 1 3 6 9 12 15 17 19 22 26 1 2 3 4 4 4 3 3 1 1 2 3 6 9 12 16 1 1 4 7 12 17 21 27 32 38 44 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E However, Level 2+ is the Largest Opportunity in the Next 10 Years 12 million L2 and 3 million L3 vehicles by 2025 Vehicles (in millions) ¹ HANDS TEMP. OFF EYES TEMP. OFF PARTLY AUTOMATED HANDS OFF, EYES OFF HIGHLY AUTOMATED HANDS OFF, MIND OFF FULLY AUTOMATED PASSENGER AUTONOMOUS Level2 Level3 Level4 ¹ Source: Company analysis; IHS Markit ; Frost & Sullivan: LiDAR for Automotive and Industrial Applications report; Yole Développement , 2020 Note: Level 2+ (“L2+”), Level 3 (“L3”). Level5

12 12 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. But L2+ is Still Not Safe… 1 Illustrative LiDAR image recreation of the incident's camera image. Truck not detected due to saturated camera 1 Driver trying to warn oncoming cars A LiDAR would have prevented this accident 1 Direct sun Rain Dark Will not scale without solving serious safety issues first

13 13 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No Part of this Document May be Reproduced or Disclosed in Any Manner. Innoviz’s L3 Technology is Also Affordable for L2+ InnovizOne InnovizTwo › 0.1 Σ x0.1 Σ (256 Lines) › 115 Σ x25 Σ › Price & Price fit for Level 3 - 5 Current Next Generation 70% Cost Reduction › 0.1x0.1 Σ (256 Lines) › 100x25 Σ › Longer Range and Smaller Size › Price & Price fit for Level 2 - 5

14 14 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. L2+ Transforms Into L3 Through Software Updates Major cost reduction in Innoviz’s high - end LiDAR to put market on track towards autonomous driving Safe & Affordable L2+ Collect Data & Validate Software Upgrade to L3

15 15 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Innoviz Uniquely Meets All Automotive OEM Requirements Real Automotive - Grade Certified by BMW and Tier 1 Partners Superior Performance Most Advanced Automotive - Grade Perception Multiple Tier 1 Partners Enabling Market Penetration Affordable Pricing

Innovation Comes From Those Who Dare

Ground-up approach solving the performance-cost challenge

High Performance Proprietary Architecture

MEMS
- Proprietary MEMS
- High Field-Of-View Scanning
- Solid-State

\+

DETECTOR
- High Resolution
- High Sensitivity
- Long Range

\+

Signal Processing ASIC
- Proprietary Signal Processing
- Immunity to Crosstalk and Ambient Light

=



- Small form-factor
- Low cost
- Superior performance / 256 lines @10Hz

Industry-Leading LiDAR Perception





- Object Detection and Classification (Cars, Trucks, Pedestrians, Motorcycles, unknown moving objects)
- Shape, Orientation and Occlusion status
- Absolute and Relative Velocity & Acceleration

Proprietary and Efficient Design to Unlock the Mass Market

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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17 17 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Industry - Leading LiDAR - Based Perception Software Innoviz’s Perception Software › Most Mature LiDAR - based perception software – with over 4 years of development › Automotive - Grade – automotive spice implementation › Millions of object data are collected › Ability To Leverage Existing Partners – automotive Tier 1s and OEMs › Lean Algorithms – optimized to run on lean low - cost automotive - grade chip › Enables L3 Driving – best - in - class accuracy Built on Proprietary Building Blocks *Offered at market price as benchmarked by the camera sector (~$50)

18 18 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Layered Patent Structure Protects Innoviz Unique IP From Chip Level to System System Architecture LiDAR Algo Perception Algo MEMS Optics Lasers Detector ASIC 66 17 5 In Process Granted/ Allowed Areas of Jurisdiction (US/EU/China/Japan/Korea) Proprietary design of Innoviz unique silicon components with sole ownership and access, patent protected

19 19 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

“Automotive Grade” – More Than Just a Buzzword

The only certified automotive-grade high-performance LiDAR on the market in the near future

ISO 26262

Automotive Functional Safety – Q4’20

ISO 9001:2015


CERTIFICATE
INNOVIZ TECHNOLOGIES LTD.

IATF 16949:2016

By Q4’20


VDA
Verband der
Automobilindustria
6
Quality Management in the
Automotive Industry
Process Audit

Automotive SPICE

Q2’21



- **BMW certification process is one of the most rigorous in the industry**
- Continuous and extensive auditing by BMW and Magna over the past 3 years
- Millions of kilometers required to successfully complete validation


Window Resilience
Thermal Shock
Vibration
Water Seal
Water Pressure
Wind
Mechanical Shock
EMC
Salt Spray

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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The Only LiDAR Company That Meets Both Performance <u>AND</u> Cost Requirements

Level 2+ Price Barrier of $500

	InnovizTwo	Competitor A (Tier 1)	Competitor B (Tier 1)
Performance	250m	150m	40m
Number of lines @10Hz	256	16	32
Ability to detect small objects	Yes	No Limited resolution	No Limited range and resolution
Size (cm) Volume (liters)	10x5x5 (0.25L)	12x10x8 (0.96L)	10x12x6.5 (0.78L)
Technology	Solid state – MEMS 905nm	Mechanical – 905nm	Flash – 1064nm
T1 Partners	APTIV, HARMAN, MAGNA, 恒润科技 And Others	Tier1	Tier1

Can't support path to L3

Level 3-4 Price Barrier of $1,000

	InnovizTwo	InnovizSLR	Competitor C (Tier 2)
Performance	250m	250m	250m
Number of lines @10Hz	256	400	64
Ability to detect small objects	Yes	Yes	No Limited resolution
Size (cm) Volume (litres)	10x5x5 (0.25L)	10x10x5 (0. 50L)	30x18x8 (4.32L)
Technology	Solid state – MEMS 905nm		Mechanical 1550nm, high cost challenges
T1 Partners – LiDAR and SW automotive validation and integration	APTIV, MAGNA, HARMAN, 恒润科技 And Others		NA

Competitor C offers the Perception Software for an additional >$400; too expensive for L2+

Source: Company data and competitors' website, analysis of core technology's physics

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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22 © Innoviz Technologies Ltd. 2019 All Rights Reserved – Proprietary & Confidential. No Part of this Document May be Reproduced or Disclosed in Any Manner. Efficient combination of contract manufacturing and Tier 1s coupled with global supply base for the different components Global Manufacturing Capabilities and Supply Chain Already in Place

Innoviz Product Portfolio Spans All Key LIDAR Markets

Consumer Vehicles



FCA, Toyota, BMW, SAIC, Mercedes, Audi, VW, Nissan, GEELY, Ford Go Further, PSA, GM, APTIV, RIVIAN, MAGNA, NIO, HIRAIN TECHNOLOGIES, HARMAN



InnovizOne
InnovizTwo
SLR

Robotaxis & Shuttles



DiDi, ZF, Mobileye, Motional, EasyMile, lyft, ARGO, ARRIVAL, ZOOX, pony.ai, navya, may mobility, cruise, Uber, Yandex



InnovizOne
InnovizTwo
SLR

Trucking



kodiak, OPTIMUS RIDE, MAN, Ike, TORC, VOLVO, SHAANXI, PACCAR, PRONTO, Peloton, E/NRIDE, tu simple, EMBARK, INCEPTIO, NIKOLA, plus.ai



InnovizOne
InnovizTwo
SLR

Logistics & Sidewalk Delivery



BUILT ROBOTICS, amazon robotics, SEOUL ROBOTICS, SAMSUNG, ROBOTIC RESEARCH



InnovizOne
InnovizTwo

Industrial Drones



NEAR EARTH AUTONOMY, YellowScan, zipline, ELROY AIR



InnovizOne
InnovizTwo

Heavy Machinery



OBAYASHI, HONDA, JOHN DEERE, KOMATSU, CARGOTEC, Vestas, SIEMENS, SANDVIK



InnovizOne
InnovizTwo
SLR

Notes: Logos are for illustrative purpose and represent target eco-system

INNOVIZ™ TECHNOLOGIES

© Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner.

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24 24 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. 2025E LiDARs Sold by Stage (revenues) 8% 26% 19% 13% 34% Awarded RFQ RFI Evaluation Engaged Robust Sales Funnel Covers Entire Addressable Market Source: Company estimates. › Funnel towards multi - year series production contracts › All projected revenues of Innoviz are from parties in the sales funnel › In multiple cases, RFQs are defined based on price performance balance that only Innoviz can provide Tangible Opportunities 2025E LiDARs Sold by Vertical (revenues) Multi - Year Contracts Funnel 39% 28% 14% 4% 8% 7% L2+ L3 Robotaxi/Shuttle Trucking Others Software $581m Total 36 Evaluation 13 RFI 12 RFQ $581m Total

Financial Overview

26 26 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Summary P&L and Cash Flow Note: Preliminary management projections In $M, Non - GAAP FYE December 2020E 2021E 2022E 2023E 2024E 2025E Hardware Income 5 9 23 75 220 539 Software Income - - - 4 17 43 Total Revenue 5 9 23 79 237 581 Growth (%) 90% 161% 238% 199% 146% COGS 5 8 17 44 118 281 Gross Profit 0 1 6 35 118 300 Gross Profit Margin (%) 4% 10% 26% 45% 50% 52% OPEX R&D 53 71 73 75 80 87 S&M 6 9 11 14 19 28 G&A 9 11 11 14 15 16 Total OPEX 68 90 95 103 114 131 Total OPEX as % of Revenues 1,445% 1,005% 407% 130% 48% 23% EBIT (68) (89) (89) (67) 4 169 EBIT Margin (%) (1,440)% (995)% (380)% (85)% 2% 29% Depreciation & Amortization 3 3 4 6 8 10 EBITDA (65) (87) (85) (62) 12 179 EBITDA Margin (%) (1,384)% (964)% (363)% (78)% 5% 31% Free Cash Flow Net Operating Cash Flow (65) (84) (85) (69) (19) 104 Total Capital Expenditure (4) (6) (8) (14) (19) (29) Free Cash Flow (69) (90) (93) (82) (38) 75 v1v2 v3 v4v5v6

27 27 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Gross Profit and EBITDA Note: Preliminary management projections In $M, Non - GAAP Gross Profit EBITDA Gross Margin EBITDA Margin 0 1 6 35 118 300 4% 10% 26% 45% 50% 52% 2020 2021 2022 2023 2024 2025 (65) (87) (89) (63) 12 179 (363)% (78)% 5% 31% 2020 2021 2022 2023 2024 2025 r124

Transaction Overview

Transaction Overview

Pro Forma Equity Ownership

Sources ($m) / Uses ($m)

Sources ($m)		Uses ($m)	
Equity of Existing Innoviz Shareholders	$975	Equity of Existing Innoviz Shareholders	$975
SPAC Cash in Trust[1]	$150	Cash to Balance Sheet	$370
Total PIPE Proceeds	$200	Estimated Fees and Expenses	$30
Existing Innoviz Cash[2]	$50		
Total Sources	**$1,375**	**Total Sources**	**$1,375**

Pro Forma Valuation[3]

Share Price	$10.00
x Pro Forma Shares Outstanding (M)	140.3
Market Cap ($M)	**$1,403**
Less: Net Cash ($M)	$(370)
Enterprise Value ($M)	**$1,033**

Commentary

- All Innoviz existing shareholders retain stake in the company
- Transaction proceeds will be used for development of Innoviz next generation products and continued commercialization efforts
- The transaction, which has been unanimously approved by the boards of directors of both Innoviz and Collective Growth, is targeted to close in the first quarter of 2021
- Additional shares to be granted pursuant to an earn-out to certain members of Innoviz management (1.25m)[3] , Antara Capital (325k)[3] and Perception Capital (2.125m)[3], if the stock trades at or above 125% of the implied Innoviz share value for 10 out of 20 trading days at any time before 4 years following completion of the business combination

Pro Forma Ownership[4]



4%
14%
11%
71%
Innoviz Existing Shareholders
Public SPAC Shareholders
PIPE Investors
Sponsor Shares

[1] Assumes no redemptions from SPAC's existing public shareholders; [2] Expected cash on Innoviz balance sheet as of the end of 2020; [3] Assumes new shares issued at $10.00 per share following expected reverse stock split prior to the effective time of the merger; [4] Illustrative pro forma ownership reflects ownership before taking into account a post-closing management incentive equity plan and assumes no redemptions from SPAC's existing public shareholders. Innoviz existing shareholders include 2.5m shares issued to management as part of this transaction. Sponsor Shares includes shares owned both by Antara Capital, Perception Capital and Collective Growth Corp. sponsors. Note: all share counts and ownership data do not take into account 20.9m warrants with $11.50 exercise price held by SPAC public shareholders, the co-sponsors and Innoviz shareholders and management

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29

Operational Benchmarking

2020E-2022E Revenue Growth


Median: 159.8%
Median: 17.2%
Median: 72.3%
171.0%
242.5%
159.8%
66.0%
17.5%
17.2%
8.9%
115.2%
82.4%
72.3%
34.5%
6.0%
Innoviz 2023E-2025E
AEVA 2023E-2025E
Luminar 2023E-2025E
Velodyne 2023E-2024E
Ambarella
NVIDIA
Xilinx
Xpeng
NIO
Li Auto
Tesla
Cree

2021E Gross Profit Margin


Median: 62.7%
Median: 66.0%
Median: 17.5%
51.6%
63.4%
62.7%
57.8%
69.2%
66.0%
60.4%
37.5%
21.8%
17.5%
16.5%
12.9%
Innoviz 2025E
Luminar 2025E
AEVA 2025E
Velodyne 2024E
Xilinx
NVIDIA
Ambarella
Cree
Tesla
NIO
Li Auto
Xpeng

2021E EBITDA Margin


Median: 39.4%
Median: 31.8%
Median: 14.0%
30.8%
43.6%
39.4%
21.8%
47.2%
31.8%
11.9%
19.0%
9.0%
NM
NM
NM
Innoviz 2025E
Luminar 2025E
AEVA 2025E
Velodyne 2024E
NVIDIA
Xilinx
Ambarella
Tesla
Cree
Li Auto
NIO
Xpeng

■ LiDAR ■ High-Growth Semis ■ Disruptive AutoTech

Source: Latest publicly available financial statements. Market data as of 09-Dec-2020. Note: Equity Market Cap based on diluted shares outstanding. Projections for the High-Growth Semis and Disruptive AutoTech peers are based on IBES median estimates and/or other Wall Street research. Projections for the LiDAR peers are based on publicly available investor presentations. All research estimates have been calendarized to December. Negative margins are presented as "NM".

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30

Valuation Benchmarking


EV / 2021E Revenues
Median: 5.2x
Median: 13.2x
Median: 21.4x
1.8 x
14.5 x
5.2 x
3.2 x
20.3 x
13.2 x
8.3 x
36.1 x
26.2 x
21.4 x
20.8 x
14.0 x
Innoviz 2025E
Luminar 2025E
Velodyne 2024E
AEVA 2025E
NVIDIA
Ambarella
Xilinx¹
Xpeng
NIO
Tesla
Li Auto
Cree
EV / 2021E Revenue Growth Adjusted
Median: 0.08x
Median: 0.93x
Median: 0.32x
0.01 x
0.09 x
0.08 x
0.01 x
1.18 x
0.93 x
0.76 x
2.33 x
0.62 x
0.32 x
0.31 x
0.29 x
Innoviz 2025E
Velodyne 2024E
Luminar 2025E
AEVA 2025E
NVIDIA
Xilinx¹
Ambarella
Cree
Tesla
NIO
Xpeng
Li Auto
EV / 2021E EBITDA
Median: 23.8x
Median: 35.2x
5.8 x
33.4 x
23.8 x
8.0 x
43.4 x
27.1 x
NM
NM
NM
NM
NM
NM
Innoviz 2025E
Velodyne 2024E
Luminar 2025E
AEVA 2025E
NVIDIA
Xilinx¹
Ambarella
Tesla
Cree
Li Auto
NIO
Xpeng
LiDAR
High-Growth Semis
Disruptive AutoTech

Source: Latest publicly available financial statements. Market data as of 09-Dec-2020. Note: Equity Market Cap based on diluted shares outstanding. Projections for the High-Growth Semis and Disruptive AutoTech peers are based on IBES median estimates and/or other Wall Street research. Projections for the LiDAR peers are based on publicly available investor presentations. All research estimates have been calendarized to December. Negative multiples, or multiples greater than 50 are presented as "NM". [1] Xilinx undisrupted share price as of 08-Oct-2020, before it was reported that Advanced Micro Devices is interested in acquiring the company.

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31

32 32 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Innoviz Intrinsic Value Potential Well Above Transaction Value Note: Figures in bar charts represent current enterprise value 1 Includes Luminar, Velodyne and Aeva . 2 Includes NVIDIA, Ambarella , Xilinx, Xpeng , Li Auto, NIO, Tesla and CREE. Transaction Value Comparable Valuation Sensitivity Analysis $3.0bn Midpoint EV Broader Peer Group 2 Future Enterprise Value discounted back 4 years at 20% Discount Rate LiDAR Peers 1 Current Enterprise Value based on LiDAR peers’ ’24E / ’25E EV / Revenue multiple 1.8x 2025E Revenue $2.3bn $2.5bn $1.0bn $3.5bn $3.6bn Post-Money Enterprise Value 5.0x +/- 20% 2025E Revenue 9.0x - 13.0x 2025E Revenue

Appendix

34 34 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Revenues Breakdown Note: Preliminary management projections In $M, Non - GAAP 1 5 27 90 226 4 3 8 25 70 165 1 5 11 23 59 148 4 17 43 5 9 23 79 237 581 2020 2021 2022 2023 2024 2025 Level 2+ OEM Level 3 OEM Level 4 Robo Vehicles & Others Total Software Income 0.5 4 21 117 446 1,175 Number of LiDARs in '000 r123

35 35 © Innoviz Technologies Ltd. 2020 All Rights Reserved – Proprietary & Confidential. No part of this document may be reproduced or disclosed in any manner. Projected Opex and Capex In $M, Non - GAAP Select Cash Flow Items Capex (4) (6) (8) (14) (19) (29) NRE 1 1 3 4 7 8 9 Note: Preliminary management projections. 1 NRE cash inflows are recognized as deferred revenues over the lifetime of the different programs. 53 71 73 75 80 87 6 9 11 14 19 28 9 11 11 14 15 16 68 90 95 103 114 131 2020 2021 2022 2023 2024 2025 R&D S&M G&A NM 264 % of Total Revenues Average # of FTEs NM 357 406.8% 420 129.8% 477 48.1% 535 22.6% 595 r125